UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2009

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On September 2, 2009, PPL Corporation (“PPL” or the “Company”) announced that on Wednesday, September 9, 2009 its Chairman, President and Chief Executive Officer, James H. Miller, will discuss the Company’s corporate strategy and business outlook at Barclay’s 2009 CEO Energy and Power Conference in New York City.  At this meeting, Mr. Miller is expected to reaffirm the Company’s previously announced ongoing earnings forecast of $1.60 to $1.90 per share for 2009 and 2010 earnings per share forecast of $3.10 to $3.50.  A webcast of the presentation will be available for 30 days following the conference on PPL's Internet Web site:  www.pplweb.com.

Furnished as Exhibit 99.1 are the slides to be used during the Company's presentation.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	PPL slide presentation to be used at Barclay’s 2009 CEO Energy and Power Conference in New York City on September 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr.
J. Matt Simmons, Jr. Vice President and Controller

Dated:  September 8, 2009